DST SYSTEMS, INC. September 2017

2 Certain material presented in this presentation include forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, (i) all statements, other than statements of historical fact, included in this presentation that address activities, events or developments that we expect or anticipate will or may occur in the future or that depend on future events, or (ii) statements about our future business plans and strategy and other statements that describe the Company’s outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “will,” “would,” “should,” “potential,” “strategy,” “anticipates,” “estimates,” “expects,” “project,” “predict,” “intends,” “plans,” “believes,” “targets” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to, the risk factors and cautionary statements included in the Company’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this presentation to reflect new information, future events or otherwise. COPYRIGHT © 2017 BY DST SYSTEMS, INC. ALL RIGHTS RESERVED. OUR TRADEMARKS AND SERVICE MARKS AND THOSE OF THIRD PARTIES USED IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. FORWARD LOOKING STATEMENTS

3 COMPANY PROFILE 71% 29% Domestic and International Financial Services Healthcare Services 2016 Operating Revenue from continuing operations - $1,474.4 million • Leading provider of: • Technology • Strategic advisory • Business processing solutions • Strategic focus on two growth industries: • Financial • Healthcare • NYSE: DST • Headquartered in Kansas City, MO • Operates with ~16,000 employees (including BFDS and IFDS UK)

4 LONG HISTORY OF VALUE CREATION 1973: Formed BFDS, joint venture with State Street Bank 1989: Acquired 50% interest in Argus Health Systems 1992: Formed IFDS, UK, a joint venture with State Street Bank 1995: Began trading on the New York Stock Exchange 2005: Acquired DST Health Solutions 2008: Acquired Blue Door Technologies Formed DST Retirement Solutions 2009: Acquired remaining stake of Argus Health Systems 2011: Acquired ALPS Holdings 2012: Steve Hooley appointed CEO Defined contribution participants exceeded 5 million 2013: Subaccounts processed exceeds 25 million 2015: Acquired kasina, Red Rocks Capital LLC and Wealth Management Systems Inc Completed the sale and leaseback of Customer Communications’ North America production facilities 19 73 19 89 19 92 19 95 20 05 20 08 20 09 20 11 20 12 20 13 20 15 20 16 2016: Acquired Kaufman Rossin Fund Services LLC. Completed the sale and leaseback of Customer Communications’ Bristol, UK production facilities Sold Customer Communications North America business 19 69 20 17 20 16 2017: Acquired remaining 50% of BFDS & IFDS UK Sold Customer Communications UK business Completed conversion of 2.5 million new registered accounts

5 LEADERSHIP POSITIONS IN HEALTH AND WEALTH Domestic and International Financial Services Healthcare Services Distribution Solutions Serve 45 of 50 largest asset management firms Exclusive distributor of Sector SPDR ETFs Medical Solutions Covered Lives: 21.9M Pharmacy Solutions Pharmacy Claims Paid in 2016: 507.0M Asset Management ALPS AUM $18.6B Retirement Solutions TRAC® 6.6M participants Largest SaaS Provider Brokerage Solutions Subaccounting 44.0M accounts Infrastructure Leverage Data Centers | Communication Networks | Business Continuity | Disaster Recovery Business Process Management Applied Analytics Compliance Business Process Outsourcing Asset Manager Solutions TA2000® 59.7M accounts Fast 8.7M accounts iFast 14.0M accounts ALPS AUA $197.5B

6 ATTRACTIVE BUSINESS MODEL SAAS Strategic Advisory Applied Analytics Customer Experience Risk and Compliance Business Process Management Full Service 20 Years Top 5 Financial Services Companies 19 Years Top 5 Healthcare Services Companies Average Length of Customer Relationships: Long-Term Contracts Deeply Embedded in Client Work Flow Significant Switching Costs Recurring Revenue Significant Recurring Sources of Revenue:

7 CRITICAL DEMANDS OF THE FINANCIAL AND HEALTHCARE INDUSTRIES Complex and Changing Regulations & Compliance Heightened Privacy Sensitivities Demand for Top-Tier Security Capacity/Scale Requirements Data Analytics Dependent Digital Transformation Increased Outsourcing of Processing Services Empowered Consumers

KEY FOCUS AREAS FOR GROWTH

Domestic and International Financial Services

- Asset Management
  - $75 million seed fund commitment
- Brokerage Solutions
  - Sub-accounting platform
- Distribution Solutions
  - Marketshare platform
  - Advisor segmentation
  - DST SalesConnect™
- Retirement Solutions
  - Retirement plan participant analytics
  - Rollover services
- Wealth Management Solutions
  - SAAS and Full Service
  - Wealth Platform

Healthcare Services

- Pharmacy Solutions
  - Government programs administration
  - Pharmacy network solutions
  - Specialty pharmacy
  - Formulary and rebate management
- Healthcare Administration
  - Revenue management
  - Provider network administration
  - Health plan compliance and program integrity
- Health Outcomes Optimization
  - Quality incentive management (Star5)
  - Population assessment, stratification and care gaps
  - Disease/care management
  - Predictive/prescriptive analytics
  - Behaviorally based interventions

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9 More than 200 years of cumulative industry experience | Leadership team with deep industry expertise EXPERIENCED, PROVEN MANAGEMENT TEAM Steve Hooley Chief Executive Officer and President Named DST’s Chief Executive Officer in 2012 Served as President and Chief Executive Officer of Boston Financial Data Services, Inc., a DST joint venture Joined BFDS in 2004 and DST in 2009 Gregg Givens Chief Financial Officer Named DST CFO in 2014 Served as senior manager at Price Waterhouse for 14 years Joined DST in 1996 and has been significantly involved with DST’s M&A activities, financing transactions, and joint venture operations Beth Sweetman Head of Human Capital Appointed Senior Vice President and Chief Human Resources Officer in 2013 In June 2013, assumed responsibility for leading the entire DST Human Resources organization, both domestically and internationally Maria Mann Chief Information Officer Appointed Chief Information Officer in 2016 Served as CTO, Managing Director at JPMorgan Chase for 15 years Vercie Lark Head of U.S. Financial Services Appointed Head of U.S. Financial Services in 2016 Joined DST in 2010 as Chief Information Officer Ned Burke Head of ALPS Joined ALPS in 1991 as National Sales Manager and became President in 2000 William Slattery Head of International Financial Services Appointed CEO of DST International Financial Services in 2017 Previously held senior roles at State Street Europe and Deutsche Asset Management Jonathan Boehm Head of Healthcare Services President and CEO of DST Healthcare as well as President and CEO of DST Pharmacy Solutions Joined DST in 1984 Randy Young Head of Legal Named DST General Counsel in 2002 Joined DST in 1995 and been significantly involved with DST's M&A activities, Board governance, SEC compliance and litigation activities Background in private practice law with an emphasis on M&A and Tax Stacy Kempf Head of Internal Audit Joined DST in 2012 and leads all internal audit functions 13 years with Ernst & Young Background includes managing and directing financial, operational and internal controls on multi-national publicly-held and privately owned companies

10 DST FINANCIAL DISCUSSION

11 FINANCIAL HIGHLIGHTS Significant recurring revenues Strong cash flows Solid balance sheet Robust revolving debt capacity Monetization of assets Focus on returning capital to shareholders

12 Non-GAAP Net Income from Continuing Operations and EPS from Continuing Operations(1) Non-GAAP Operating Revenues HISTORICAL FINANCIAL PERFORMANCE $1,362 $1,446 $1,405 $1,474 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2013 2014 2015 2016 $185.9 $201.1 $179.8 $190.9 $2.11 $2.49 $2.47 $2.87 $1.00 $1.50 $2.00 $2.50 $3.00 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2013 2014 2015 2016 (M ill io ns ) (M ill io ns ) EPS Note: Please refer to Non-GAAP reconciliation slides for adjustment details. (1) Non-GAAP net income from continuing operations after non-controlling interest.

13 Non-GAAP Net Income from Continuing Operations and EPS from Continuing Operations(1) Non-GAAP Operating Revenues (2) QUARTERLY HISTORICAL FINANCIAL PERFORMANCE $361 $374 $366 $373 $380 $536 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 $38.7 $47.6 $50.7 $53.9 $46.5 $47.3 $0.56 $0.71 $0.77 $0.83 $0.73 $0.76 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 (M ill io ns ) (M ill io ns ) EPS Note: Please refer to Non-GAAP reconciliation slides for adjustment details. (1) Non-GAAP net income from continuing operations after non-controlling interest. (2) Operating revenues for Q1 2016 through Q2 2017 are presented on a GAAP basis. Operating revenue for Q2 2017 is presented on a non-GAAP basis.

14 Domestic Financial Services International Financial Services Healthcare Services Operating Revenue (in Millions) Operating Margin NON-GAAP SEGMENT FINANCIAL HIGHLIGHTS – YTD 2ND QUARTER Note: Please refer to Non-GAAP reconciliation slides for adjustment details. 17.1% 18.1% Q2 2016 Q2 2017 2.6% 10.0% 1.3% Q2 2016 Q2 2017 17.8% 18.5% Q2 2016 Q2 2017 $500 $566 Q2 2016 Q2 2017 $56 $171 Q2 2016 Q2 2017 $208 $209 Q2 2016 Q2 2017 13.2% 205% 0.4%

15 CONDENSED BALANCE SHEET (in millions) June 30, 2017 2016 2015 2014 2013 Current Assets - operating 596.6$ 481.0$ 344.1$ 378.8$ 298.5$ Client funds 549.9 564.6 533.4 399.6 366.5 Investments - Available-for-sale securities 11.7 180.5 219.5 475.5 654.0 Investments - Cost method and other investments 152.6 128.0 133.2 156.0 183.0 Unconsolidated affiliates 76.2 331.2 312.2 297.8 287.3 Properties, net 344.9 235.7 256.7 240.7 276.6 Assets held for sale - 72.6 297.5 401.7 396.6 Other non-current assets 1,233.0 778.2 716.6 592.8 628.0 Total assets 2,964.9$ 2,771.8$ 2,813.2$ 2,942.9$ 3,090.5$ Debt 645.4$ 508.2$ 562.1$ 546.8$ 675.7$ Current liabilities - operating 339.7 288.2 294.3 320.3 301.9 Client funds obligations 549.9 564.6 533.4 399.6 366.5 Liabilities held for sale - 30.1 159.9 147.3 134.5 Other non-current liabilities 203.4 244.2 202.4 292.5 428.1 Total stockholders' equity 1,226.5 1,136.5 1,061.1 1,236.4 1,183.8 Total liabilities and stockholders' equity 2,964.9$ 2,771.8$ 2,813.2$ 2,942.9$ 3,090.5$ December 31,

16 MONETIZATION OF ASSETS (1) All values shown represent pre-tax proceeds. Q2 2013 2014 $32.7 million $431.5 million $202.5 million ($190.3 million from the sale of shares of State Street Corporation) $196.2 million $145.9 million (including $11.0 million received from joint ventures and $129.0 million from sale leaseback) $415.2 million $210.5 million ($176.1 million from the sale of shares of State Street Corporation) $58.8 million 2015 $21.1 million (including $5.1 million received from sale of non-operating assets and $16.0 million from sale leaseback) $113.7 million $63.1 million $29.5 million 2016 Sales / Use of marketable securities Distributions from private equity funds and sales of other investments Sale of real estate assets Monetizations $186.5 million $176.0 million ($175.0 million from the exchange /donation of shares of State Street Corporation $10.5 million YTD Q2 2017

17 OUTSTANDING DEBT Balance sheet supports strategic initiatives • As of June 30, 2017, the Company’s outstanding debt is comprised of $358 million of fixed rate debt and $287 million of variable rate debt. The increase primarily relates to the acquisitions of BFDS and IFDS U.K. in March 2017. • The Company’s debt leverage ratio was 1.22 as of June 30, 2017 • Revolver capacity up to $850 million sufficient to pursue potential M&A initiatives, $667 million available as of June 30, 2017 • Current balance sheet affords the Company significant flexibility to meet its goals of making strategic investments in its business and returning capital to shareholders PRUDENTLY MANAGING DEBT LEVELS $676 $547 $562 $508 $645 $0 $200 $400 $600 $800 2013 2014 2015 2016 Q2 2017 (Millions)

18 Since 2010, DST has returned $2.1 billion of capital to shareholders RETURN OF CAPITAL TO SHAREHOLDERS Total: $447.6 million DST spent $200 million to repurchase 4.4 million shares of Common Stock DST paid $47.6 million in dividends ($0.60 per share) DST spent $200 million to repurchase 4.8 million shares directly from the Argyros group 2014 Total: $443.1 million DST paid $43.1 million in dividends ($0.60 per share) DST spent $400.0 million to repurchase 7.2 million shares of Common Stock 2015 Total: $343.4 million DST paid $43.4 million in dividends ($0.68 per share) DST spent $300 million to repurchase 5.3 million shares of Common Stock 2016 Total: $172.1 million DST paid $22.1 million in dividends ($0.36 per share) DST spent $150 million to repurchase 2.6 million shares of Common Stock YTD Q2 2017 (1) All shares have been retroactively adjusted for all periods presented to reflect the stock split

19 KEY TAKEAWAYS Leadership position in industries served Deep, longstanding customer relationships Robust, scalable technology platform and infrastructure Deep regulatory compliance expertise Attractive business model with significant recurring and diversified revenues Experienced management team with proven track record

20 Termination of Employee Stock Ownership Plan (“ESOP”) • Effective July 28, 2017, the DST Systems’ ESOP was terminated and the participants’ respective account balances, which were comprised solely of DST common stock, began being liquidated into cash and distributed in accordance with the plan agreement. Liquidations are expected to continue from the effective date through mid-October 2017. Litigation Update – Class action suits involving DST Systems’ 401(k) Profit Sharing Plan • In September 2017, two new complaints alleging breach of fiduciary duties and other violations of the Employee Retirement Income Security Act were filed, Ferguson, et al. v. Ruane, Cuniff & Goldfarb Inc., et al., in the Southern District of New York and Ostrander v. DST Systems, Inc., et al. in the U.S. District Court for the Western District of Missouri. • We intend to defend these cases vigorously, and because the suits are in their preliminary stages, have not yet determined what effect these lawsuits will have, if any, on our financial position or results of operations. APPENDIX - BENEFIT PLAN UPDATES

21 APPENDIX - CUSTOMER CONCENTRATION BY SEGMENT Percentage of Segment's 2016 Operating Revenue Segment Largest Customer of Segment Largest Five Customers of Segment Domestic Financial Services 11.5% 21.5% International Financial Services 16.5% 33.1% Healthcare Services 17.8% 51.4% The customer concentration metrics disclosed within the 2016 Form 10-K have been updated below to reflect the new segment realignment. The amounts below exclude sales to operating joint ventures.

22 APPENDIX – USE OF NON-GAAP FINANCIAL INFORMATION In addition to reporting financial information on a GAAP basis, DST has disclosed certain non-GAAP financial information which has been reconciled to the corresponding GAAP measures. In making these adjustments to determine the non-GAAP results, the Company takes into account the impact of items that are not necessarily ongoing in nature, that do not have a high level of predictability associated with them or that are non-operational in nature. Generally, these items include net gains on dispositions of businesses, net gains (losses) associated with securities and other investments, acquired intangible asset amortization, restructuring and impairment costs and other similar items. Our non-GAAP net income from continuing operations attributable to DST Systems, Inc. and Diluted earnings per share from continuing operations are also adjusted for the income tax impact of the above items, as applicable. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. The Company believes that the exclusion of these items provides a useful basis for evaluating underlying business unit performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. The Company uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends and “operational run-rate,” as well as making financial comparisons to prior periods presented on a similar basis. The Company believes that providing such adjusted results allows investors and other users of DST’s financial statements to better understand DST’s comparative operating performance for the periods presented. Company’s management uses these non-GAAP financial measures in its own evaluation of the Company’s performance, particularly when comparing performance to past periods. Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although Company’s management believes non-GAAP measures are useful in evaluating the performance of its business, the Company acknowledges that items excluded from such measures may have a material impact on the Company’s financial information calculated in accordance with GAAP and prospective investors should not rely solely on the non-GAAP information. Therefore, Company’s management typically uses non-GAAP measures in conjunction with GAAP results. These factors should be considered when evaluating DST’s results. See “Historical Financials - Reconciliation of GAAP to Non-GAAP Results.” The tables on the following pages reconcile the GAAP financial results to the corresponding non-GAAP financial results. Additional descriptions of the non-GAAP adjustments can be found in DST’s Form 10-K filings.

23 APPENDIX: RECONCILIATION OF GAAP TO NON-GAAP OPERATING INCOME BY SEGMENT (in millions) Domestic International Financial Financial Healthcare For the Three Months Ended December 31, 2016 Services Services Services Reported GAAP Operating Income 49.2$ 2.7$ 23.5$ Restructuring charges 0.8 1.0 - Amortization of intangible assets 4.4 - 1.6 Adjusted Non-GAAP Operating Income 54.4$ 3.7$ 25.1$ For the Three Months Ended September 30, 2016 Reported GAAP Operating Income 53.7$ 2.5$ 18.1$ Amortization of intangible assets 4.2 - 1.6 Reversal of accrued contingent consideration (6.5) - - Adjusted Non-GAAP Operating Income 51.4$ 2.5$ 19.7$ For the Three Months Ended June 30, 2016 Reported GAAP Operating Income 24.3$ 4.3$ 17.3$ Amortization of intangible assets 4.4 - 1.5 Restructuring charges 10.4 - 0.7 Software impairment 6.0 - - Adjusted Non-GAAP Operating Income 45.1$ 4.3$ 19.5$ For the Three Months Ended March 31, 2016 Reported GAAP Operating Income 35.3$ 1.3$ 15.1$ Amortization of intangible assets 3.8 - 1.6 Restructuring charges 1.4 - 0.9 Adjusted Non-GAAP Operating Income 40.5$ 1.3$ 17.6$ 2016 Domestic International Financial Financial Healthcare For the Three Months Ended June 30, 2017 Services Services Services Reported GAAP Operating Income 28.2$ 50.1$ 17.9$ Amortization of intangible assets 5.5 3.7 0.8 Restructuring charges 8.0 - - Advisory expense 3.2 1.0 - Chartitable contribution of securities 11.6 - - Contract termination - (53.5) - Adjusted Non-GAAP Operating Income 56.5$ 1.3$ 18.7$ For the Three Months Ended March 31, 2017 Reported GAAP Operating Income 38.2$ (0.6)$ 18.3$ Amortization of intangible assets 4.2 - 1.6 Restructuring charges 0.6 0.8 - Advisory expenses 2.7 0.8 - Adjusted Non-GAAP Operating Income 45.7$ 1.0$ 19.9$ 2017

APPENDIX:
RECONCILIATION OF GAAP TO NON-GAAP REVENUE, NET INCOME AND EPS

(in millions, except per share amounts)	Operating Revenue		Net Income from Continuing Operations Attributable to DST Systems, Inc.				Diluted Earnings per Share from Continuing Operations (1)			
	Three Months Ended	Year Ended December 31,	Year Ended December 31,				Year Ended December 31,			
	June 30, 2017	2013	2016	2015	2014	2013	2016	2015	2014	2013
Reported GAAP Results	$ 629.4	$ 1,368.2	$ 179.0	$ 309.7	$ 560.8	$ 324.7	$ 2.68	$ 4.25	$ 6.93	$ 3.69
Adjusted to remove:										
Net gains on securities and other investments	-	-	(17.2)	(199.4)	(343.5)	(222.8)	(0.26)	(2.74)	(4.24)	(2.53)
Amortization of intangible assets	-	-	23.1	18.8	18.0	18.6	0.35	0.26	0.22	0.21
Restructuring charges	-	-	15.2	3.4	13.0	3.9	0.23	0.05	0.16	0.04
Income tax items	-	-	3.9	(15.8)	(36.9)	(11.0)	0.06	(0.22)	(0.46)	(0.13)
Income tax effect of adjustments	-	-	(7.1)	69.2	112.0	80.2	(0.11)	0.95	1.38	0.91
Net gain on sale of business	-	-	(5.5)	-	(100.5)	-	(0.07)	-	(1.24)	-
Software impairment	-	-	6.0	-	-	-	0.09	-	-	-
Reversal of accrued contingent consideration	-	-	(6.5)	-	-	-	(0.10)	-	-	-
Equity in earnings of unconsolidated affiliates items	-	-	-	(3.6)	(5.7)	(7.4)	-	(0.05)	(0.07)	(0.08)
Business development/advisory expenses	-	-	-	1.2	5.6	-	-	0.02	0.07	-
Net (gains) losses on real estate assets	-	-	-	(3.7)	-	3.2	-	(0.05)	-	0.04
Gain on contract to repurchase common stock	-	-	-	-	(18.1)	-	-	-	(0.22)	-
Loss accruals (loss accrual reversal)	-	-	-	-	(4.0)	2.5	-	-	(0.05)	0.03
Charitable contribution of securities	-	-	-	-	0.4	-	-	-	0.01	-
Contract termination payments received, net (2)	(93.2)	(6.0)	-	-	-	(6.0)	-	-	-	(0.07)
Adjusted Non-GAAP Results	$ 536.2	$ 1,362.2	$ 190.9	$ 179.8	$ 201.1	$ 185.9	$ 2.87	$ 2.47	$ 2.49	$ 2.11

(1) *All shares have been retroactively adjusted for all periods presented to reflect the Q2 2017 stock split*
(2) *The 2017 Operating revenue adjustment is attributable to the International Financial Services segment*

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25 APPENDIX: RECONCILIATION OF GAAP TO NON-GAAP NET INCOME BY QUARTER (in millions) September 30, December 31, 2017 2016 2017 2016 2016 2016 Reported GAAP Results 243.5$ 39.6$ 73.5$ 34.3$ 50.5$ 54.6$ Adjusted to remove: Net gains on securities and other investments (147.4) (6.4) (3.5) (6.0) (3.9) (0.9) Amortization of intangible assets 5.8 5.4 10.0 5.9 5.8 6.0 Restructuring charges 1.4 2.3 8.0 11.1 - 1.8 Business development/advisory expenses 3.5 - 4.2 - - - Gain on previously held equity interests (43.8) - - - - - Net gains from unconsolidated affiliates (10.6) - - - - - Income tax items (1.9) (1.4) - 2.7 2.6 - Charitable contributions - - 1.2 - - - Contract termination - - (53.5) - - - Net gain on sale of business - - - - - (5.5) Software impairment - - - 6.0 - - Reversal of accrued contingent consideration - - - - (6.5) - Income tax effect of adjustments (4.0) (0.8) 7.4 (6.4) 2.2 (2.1) Adjusted Non-GAAP Results 46.5$ 38.7$ 47.3$ 47.6$ 50.7$ 53.9$ Net Income from Continuing Operations Attributable to DST Systems, Inc. For the Quarter Ended March 31, June 30,

26 APPENDIX: RECONCILIATION OF GAAP TO NON-GAAP DILUTED EPS BY QUARTER (1) All shares have been retroactively adjusted for all periods presented to reflect the stock split 2017 2016 2017 2016 2016 2016 Reported GAAP Results 3.81$ 0.58$ 1.18$ 0.51$ 0.76$ 0.84$ Adjusted to remove: Net gains on securities and other investments (2.30) (0.09) (0.06) (0.09) (0.06) (0.01) Amortization of intangible assets 0.09 0.07 0.16 0.09 0.09 0.09 Restructuring charges 0.02 0.03 0.13 0.17 - 0.03 Business development/advisory expenses 0.05 - 0.07 - - - Gain on previously held equity interests (0.68) - - - - - Net gains from unconsolidated affiliates (0.17) - - - - - Income tax items (0.03) (0.02) - 0.04 0.04 - Charitable contributions - - 0.02 - - - Contract termination - - (0.86) - - - Net gain on sale of business - - - - - (0.09) Software impairment - - - 0.09 - - Reversal of accrued contingent consideration - - - - (0.10) - Income tax effect of adjustments (0.06) (0.01) 0.12 (0.10) 0.04 (0.03) Adjusted Non-GAAP Results 0.73$ 0.56$ 0.76$ 0.71$ 0.77$ 0.83$ Diluted EPS from Continuing Operations For the Quarter Ended March 31, September 30, December 31,June 30,